UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22243

T. Rowe Price Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2013

Item 1. Report to Shareholders

Strategic Income Fund	May 31, 2013

The views and opinions in this report were current as of May 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

UPCOMING SHAREHOLDER MEETING

The T. Rowe Price Funds will be holding a shareholder meeting on October 22, 2013. Shareholders will be asked to elect directors and consider changes to certain fundamental policies to permit the funds greater flexibility in managing their investment strategies.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Over the past year, the European Central Bank (ECB), U.S. Federal Reserve, and Bank of Japan announced highly unconventional monetary policies in an effort to suppress interest rates and stimulate growth. Their easy money policies—along with investors seeking added returns in a low interest rate environment—drove yields across the fixed income universe to unprecedented lows at the end of 2012. This global hunt for yield continued largely uninterrupted until May, when bonds sold off amid expectations that the Fed was drawing closer to the beginning of an end to its quantitative easing program. Despite this recent retreat, a strong appetite for risk drove solid returns for your fund. The Strategic Income Fund advanced 8.46% over its fiscal year ended May 31, easily exceeding its benchmark, driven by exposure to riskier sectors, global interest rate management, and foreign currency positions. (Please see sidebar, “What Rising Rates Mean for Bonds” on page 2.)

PERFORMANCE COMPARISON

The Strategic Income Fund returned 1.84% and 8.46% for the six and 12 months ended May 31, 2013, respectively, widely outperforming the return of its benchmark, the Barclays Global Aggregate ex Treasury Bond USD Hedged Index, and its Lipper peer group over both periods. The fund’s performance has held up well against its peers since its inception in December 2008. Based on cumulative total return, Lipper ranked the Strategic Income Fund 27 of 176, 32 of 125, and 26 of 106 global income funds for the one-year, three-year, and since-inception periods ended May 31, 2013, respectively. (Past performance cannot guarantee future results.)

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates may soon be at hand. Whether this is so is far from certain—rates may stay low for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those whose holdings are coming due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some bond sectors (broken out in the Security Diversification exhibit) offer an added degree of protection from rising rates. Floating rate bonds invest in bank loans, where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these bonds have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early. The government has lately taken steps to encourage refinancing, however, which may cause some borrowers to pay off their loans even as rates rise.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

The fund aims to provide a highly diversified fixed income portfolio that invests in a broad range of securities: domestic and foreign, developed and emerging markets, higher risk and higher quality, and government-issued and corporate bonds. The fund represents a more aggressive diversified bond fund than other T. Rowe Price offerings due to its substantial allocations to higher-risk sectors and foreign bonds, and our willingness to deviate significantly from the benchmark when we perceive attractive opportunities. However, the fund is designed to be less volatile than bond funds concentrated in a single higher-risk sector, such as high yield.

MARKET ENVIRONMENT

Investor sentiment swung from one extreme to the other over the past 12 months. At the start of our reporting period last June, worries about the eurozone debt crisis and a deteriorating global outlook roiled financial markets. Sentiment significantly brightened in September after the ECB and the Fed separately unveiled bond-buying programs to suppress interest rates and, in Europe’s case, to defuse the risk of a eurozone collapse. Collectively, these measures reassured investors that global central banks were committed to keeping interest rates low and would act forcefully to bolster economies. As a result, investors hungry for yield piled into credit-sensitive assets, pushing yields across non-Treasury sectors to or near record lows by the end of 2012. This move into riskier assets intensified into the spring, keeping yields in most sectors at historically low levels. More recently, the Bank of Japan announced on April 4 that it would embark on its own massive bond-buying program in an effort to revive its moribund economy and end 15 years of deflation.

Bonds sold off at the end of our reporting period amid speculation that the Fed was approaching the start of phasing out its stimulus program. In December, the Fed said it would buy $85 billion in Treasuries and agency mortgage-backed securities each month until the job market improved and set target rates for unemployment and inflation—6.5% and 2.5%, respectively—before it would begin raising short-term interest rates from near 0%. Surprisingly strong economic data in May raised expectations that the Fed would begin easing the pace of its monthly bond purchases, causing long-term interest rates to rise. Those expectations picked up after Fed Chairman Ben Bernanke said on May 22 that the central bank could start to adjust the pace of its bond purchases “in the next few meetings” if the U.S. economy was strong enough. As a result, bonds retreated, pushing returns in many sectors into negative territory for the year-to-date period. The yield on the U.S. 10-year Treasury—which closed as low as 1.39% in late July amid fears about a euro collapse—surged almost one-half percent in May and ended the month at 2.13%, its highest level in over a year.

Investors’ appetite for risk produced good returns for emerging market debt, though the strong performance masked uneven growth across the developing world. First-quarter gross domestic product growth in Mexico, Brazil, Russia, and China missed forecasts. However, Mexico has recently pushed through reforms to make its economy more competitive, and its domestic growth was surprisingly resilient for most of our reporting period. On the other hand, Brazil has been trying to revive its economy, which slowed abruptly in mid-2011, through tax cuts, spending increases, and protectionist measures. The stimulus has produced mixed results, however, and failed to contain inflation, leading Brazil’s central bank to raise its key rate in April for the first time in nearly two years. Russia’s economic growth fell sharply over the past year, weighed by weak energy prices, rising capital outflows, and flagging domestic consumption. On the bright side, Turkey received three upgrades to its sovereign credit rating over our reporting period, two of them to investment-grade status, a testament to the country’s improving economy and public finances.

PERFORMANCE AND INVESTMENT REVIEW

Our sector allocation decisions were the primary contributor to absolute and relative returns. Specifically, our allocations to high yield bonds, leveraged loans, and emerging market debt—none of which are included in the benchmark—lifted performance as yield-hungry investors poured cash into these credit-sensitive sectors. Yields on below investment-grade bonds fell to record lows in early May, according to Barclays, reflecting investors’ willingness to move out further on the risk spectrum in their search for returns in a low-rate environment. Despite historically low default expectations among high yield issuers, we have grown more cautious in our view of high yield in light of some recent deals that offered fewer investor protections, as well as the relatively stretched valuations in the sector. We continue to favor leveraged loans over high yield, although here again valuations have lately become less compelling. Unlike high yield bonds, leveraged loans have a floating rate feature, which provides some protection against rising interest rates since their payments adjust up or down as rates change. Also, most leveraged loans are secured, which provides greater investor protection in the event of a default.

Global interest rate management also contributed to absolute and relative performance. Since 2009, the fund has consistently maintained a short-duration posture relative to the benchmark in the U.S. to protect shareholders from the risk of higher interest rates, which we believed were on the horizon based on the strengthening global economy and our thinking that the Fed would eventually end its accommodative monetary policy. We also maintained a short-duration posture in the eurozone, the UK, Japan, and Canada—countries where we also saw interest rate risk. This longstanding underweight to developed market duration helped the fund’s performance as Treasury yields rose over the past 12 months. Because the fund had less sensitivity to changes in interest rates, it was less affected by rising rates than the benchmark. Additionally, allocations to local yield curves in emerging markets such as Mexico, Hungary, and Turkey proved helpful. Our exposure to these local curves stems from our sizable holdings of local currency emerging market bonds, which appreciated in value as central banks across the developing world cut interest rates over the past year to stimulate growth.

Our foreign currency positions were a third significant contributor to returns. The fund has exposure to currencies through a combination of currency forwards and local currency-denominated bonds. Over the past year, we have reduced our exposure to select credit sectors while raising exposure to foreign currency, particularly emerging market currencies. Given that historically low yields across most fixed income classes have made it difficult to find relative value at the sector level, we have turned to currency positioning as a way to boost returns. In recent months, we have used developed market currencies as a source of funds for allocations to emerging market currencies, a strategy that benefited performance for most of our reporting period until emerging markets sold off in May. Despite this recent setback, we continue to have a positive longer-term view of emerging market currencies and see the asset class as a source of added return and diversification for the fund. Compared with most major developed economies, emerging markets generally have higher interest rates, lower debt levels, stronger fiscal balances, and a higher rate of economic growth expected over the long run. We expect these solid fundamentals will lead their currencies to appreciate over time.

Our investment strategy continues to favor a barbell-like structure that encompasses both ends of the credit risk spectrum. On the lower-risk end, we hold liquid assets including Treasuries, agency mortgage-backed securities, and other high-quality government securities; on the higher-risk end, we favor credit-sensitive assets such as bank loans, dollar- and local currency-denominated emerging market bonds, and high yield debt. In recent months, we have become more defensive and reduced the fund’s risk, a shift reflected in our lower high yield allocation as well as a sizable allocation to Treasuries, cash, and other U.S. government debt. Treasuries and reserves accounted for 17% of the fund at period-end, a level that is well above its long-term allocation target. Given the rich valuations in most bond sectors and the likelihood of rising rates, however, we are comfortable having a higher-than-normal allocation to these lower-yielding sectors. Although we prefer to keep the fund fully invested, our reserves provide us with significant tactical allocation flexibility and ample liquidity to buy higher-risk credits when market volatility creates good buying opportunities. Once credit spreads widen and yields rise to more attractive levels—which we believe could happen as the Fed winds down its stimulus and interest rates rise over time—we have flexibility to use our reserves to opportunistically add to sectors that offer better return potential.

OUTLOOK

Bonds produced outstanding returns in 2012, but we expect more modest returns this year. Low yields and tight credit spreads in most fixed income sectors for much of our reporting period made it difficult to find value. In recent months, we have seen much less value in credit sectors, and in sector allocation overall, than we have in the past few years. Going forward, we anticipate that security selection, currencies, and duration management will play a bigger role in adding value and that global sources of return—such as emerging market local currency bonds—will continue to be an important driver of performance.

As of this writing, financial market uncertainty has picked up amid speculation around the Fed tapering its asset purchase program. The Fed has amassed more than $3 trillion in assets, and how it plans to unwind these positions in the absence of any precedent has investors worried that the Fed is about to enter unchartered territory. We believe that even as the Fed starts to taper its monthly bond purchases, it will still provide considerable monetary stimulus for some time in order to suppress interest rates. High-quality assets are in scarce supply as a result of quantitative easing efforts around the world, which could keep interest rates range-bound in the near term, albeit with a higher floor. Over the longer term, we expect rates to rise as an improving global economy and less accommodative Fed policy call for more normal yield levels. In this uncertain environment, we believe that our strengths in fundamental credit analysis and identifying relative value opportunities and risks in global credit markets will allow us to continue generating solid performance for our shareholders.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Steven C. Huber
Chairman of the fund’s Investment Advisory Committee

June 10, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Leveraged loans are usually considered speculative and involve a greater risk of default and price decline than higher-rated bonds. High yield bonds carry greater default risk than higher-rated bonds, along with greater liquidity risk. To the extent the fund holds foreign bonds, it will be subject to special risks, including potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar. The fund’s investments in emerging markets are subject to the risk of abrupt and severe price declines.

GLOSSARY

Barclays Asset Backed Securities Index: Tracks the performance of securities backed by assets including credit card, home equity, and auto loans.

Barclays CMBS ERISA-Eligible Index: An unmanaged index that tracks the performance of commercial mortgage-backed securities.

Barclays Global Aggregate ex Treasury Bond USD Hedged Index: Tracks the global investment-grade fixed rate debt markets, excluding U.S. Treasury securities, and is hedged to the dollar.

Barclays Global Aggregate ex USD Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Barclays U.S. Agency Bond Index: Tracks the performance of securities issued by U.S. agencies such as Fannie Mae (FNMA), Freddie Mac (FHLMC), and the Federal Home Loan Bank.

Barclays U.S. Corporate Investment Grade Bond Index: A measure of corporate and noncorporate fixed income securities that are primarily rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s).

Barclays U.S. Mortgage Backed Securities Index: An index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. Treasury Bond Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

J.P. Morgan Emerging Markets Bond Index Plus: Tracks the total return of U.S. dollar and external currency debt instruments traded in emerging markets.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 25.9%		
FINANCIAL INSTITUTIONS 7.8%		
Banking 5.1%		
ABN Amro Bank, 4.125%, 3/28/22 (EUR)	100	148
ABN Amro Bank, 6.375%, 4/27/21 (EUR)	150	226
AKBank, 7.50%, 2/5/18 (TRY)(1)	300	162
Alfa Bank, 7.50%, 9/26/19 (1)	200	215
Alfa Bank, 8.625%, 4/26/16 (RUB)(1)	5,000	157
Ally Financial, 8.00%, 3/15/20	275	327
Australia & New Zealand Banking, 5.125%, 9/10/19 (EUR)	50	76
Banco Bilbao Vizcaya Argentaria, 3.875%, 8/6/15 (EUR)	100	135
Banco de Bogota, 5.375%, 2/19/23 (1)	200	205
Banco Santander Chile, 3.875%, 9/20/22 (1)	150	149
Bank of America, 3.875%, 3/22/17	1,100	1,174
Bank of America, 4.625%, 2/18/14 (EUR)	80	107
Bank of America, 4.625%, 8/7/17 (EUR)	250	367
Bank of Georgia, 7.75%, 7/5/17 (1)	200	215
Bank of New York Mellon, VR, 4.50%, 12/29/49	345	343
Barclays Bank, 4.875%, 8/13/19 (EUR)	150	231
Barclays Bank, 6.625%, 3/30/22 (EUR)	125	193
BNP Paribas, 2.875%, 11/27/17 (EUR)	100	139
BNP Paribas, 2.875%, 10/24/22 (EUR)	50	66
BNP Paribas, 3.75%, 11/25/20 (EUR)	100	145
Citigroup, 3.50%, 8/5/15 (EUR)	160	220
Citigroup, VR, 0.852%, 5/31/17 (EUR)	50	62
Citigroup, VR, 4.75%, 2/10/19 (EUR)	55	71
Co-Operative Bank, 2.375%, 10/23/15 (EUR)	100	121
Commonwealth Bank of Australia, 5.50%, 8/6/19 (EUR)	100	154
Discover Financial Servicers, 10.25%, 7/15/19	120	157
DnB Nor Bank, 4.375%, 2/24/21 (EUR)	100	151

Goldman Sachs, 4.00%, 2/2/15 (EUR)	107	146
Goldman Sachs, 4.50%, 1/30/17 (EUR)	150	215
Goldman Sachs, 5.75%, 1/24/22	400	458
HSBC Bank, 3.875%, 10/24/18 (EUR)	200	294
ING Bank, 1.875%, 2/27/18 (EUR)	150	198
Intesa Sanpaolo, 4.00%, 11/8/18 (EUR)	200	269
Intesa Sanpaolo, 4.125%, 1/14/16 (EUR)	200	272
JPMorgan Chase, 3.375%, 5/1/23	820	778
JPMorgan Chase, 4.50%, 1/24/22	385	417
JPMorgan Chase, 5.25%, 1/14/15 (EUR)	100	140
JPMorgan Chase, VR, 4.375%, 11/12/19 (EUR)	100	134
KBC Ifima, 3.875%, 3/31/15 (EUR)	125	171
Lloyds TSB Bank, 6.375%, 6/17/16 (EUR)	200	301
Lloyds TSB Bank, 6.50%, 3/24/20 (EUR)	100	149
Morgan Stanley, 3.75%, 2/25/23	1,645	1,622
Morgan Stanley, 5.00%, 5/2/19 (EUR)	50	75
Morgan Stanley, 5.375%, 8/10/20 (EUR)	200	306
Morgan Stanley, 5.50%, 10/2/17 (EUR)	100	150
Nationwide Building Society, 3.75%, 1/20/15 (EUR)	75	102
Nationwide Building Society, 6.75%, 7/22/20 (EUR)	150	223
Nordea Bank, VR, 4.625%, 2/15/22 (EUR)	150	214
PNC Financial Services, VR, 6.75%, 7/29/49	145	168
Rabobank Nederland, 4.125%, 9/14/22 (EUR)	100	140
Rabobank Nederland, 4.25%, 1/16/17 (EUR)	150	216
Royal Bank of Scotland, 5.375%, 9/30/19 (EUR)	150	232
Royal Bank of Scotland, 5.75%, 5/21/14 (EUR)	50	68
Santander International Debt, 4.00%, 3/27/17 (EUR)	300	408
Scotiabank Peru, VR, 4.50%, 12/13/27 (1)	50	49
Societe Generale, 3.00%, 3/31/15 (EUR)	100	135

Societe Generale, 3.125%, 9/21/17 (EUR)	100	139
Societe Generale, 6.125%, 8/20/18 (EUR)	50	76
Standard Chartered, 3.625%, 11/23/22 (EUR)	100	133
Standard Chartered Bank, 5.875%, 9/26/17 (EUR)	100	150
State Street, 3.10%, 5/15/23	400	389
Turkiye Garanti Bankasi, 7.375%, 3/7/18 (TRY) (1)	300	162
UBS (London), 6.00%, 4/18/18 (EUR)	125	197
		15,012
Brokerage 0.2%		
Invesco Finance, 3.125%, 11/30/22	70	69
Jefferies Group, 8.50%, 7/15/19	120	151
Neuberger Berman Group, 5.875%, 3/15/22 (1)	300	320
		540
Finance Companies 0.8%		
Aircastle, 6.75%, 4/15/17	400	440
CIT Group, 6.625%, 4/1/18 (1)	750	844
GATX Corporation, 3.50%, 7/15/16	45	47
GATX Corporation, 4.85%, 6/1/21	100	107
GE Capital Euro Funding, 2.875%, 6/18/19 (EUR)	150	208
GE Capital Euro Funding, 4.625%, 2/22/27 (EUR)	150	232
GE Capital Euro Funding, 5.25%, 5/18/15 (EUR)	140	197
GE Capital Euro Funding, 5.375%, 1/16/18 (EUR)	75	115
GE Capital Trust IV, VR, 4.625%, 9/15/66 (EUR)	50	66
		2,256
Insurance 1.2%		
Allianz Finance II, VR, 5.75%, 7/8/41 (EUR)	100	149
Allianz Finance II, VR, 6.50%, 1/13/25 (EUR)	120	168
American International Group, 4.875%, 6/1/22	70	77

American International Group, 5.85%, 1/16/18	70	81
American International Group, 6.797%, 11/15/17 (EUR)	100	157
AON Financial Services Luxembourg, 6.25%, 7/1/14 (EUR)	100	138
Assicurazioni Generali, 5.125%, 9/16/24 (EUR)	100	144
Aviva, VR, 6.875%, 5/22/38 (EUR)	100	145
AXA, VR, 5.25%, 4/16/40 (EUR)	100	136
Cloverie (Zurich), VR, 7.50%, 7/24/39 (EUR)	150	244
CNA Financial, 5.875%, 8/15/20	70	82
CNA Financial, 6.50%, 8/15/16	65	74
Hub International, 8.125%, 10/15/18 (1)	475	507
ING U.S., VR, 2.90%, 2/15/18 (1)	75	77
Legal & General Group, VR, 4.00%, 6/8/25 (EUR)	70	93
MetLife Global Funding I, 4.625%, 5/16/17 (EUR)	50	73
New York Life Global Funding, 4.375%, 1/19/17 (EUR)	100	145
Principal Financial Global Funding II, 4.50%, 1/26/17 (EUR)	100	144
Principal Financial Group, 3.30%, 9/15/22	20	20
Principal Financial Group, 8.875%, 5/15/19	100	134
Provident Companies, 7.00%, 7/15/18	95	112
Prudential Financial, 5.375%, 6/21/20	130	152
Reinsurance Group of America, 5.00%, 6/1/21	55	61
Reinsurance Group of America, 5.625%, 3/15/17	55	62
UnitedHealth Group, 4.625%, 11/15/41	70	71
UnitedHealth Group, 4.70%, 2/15/21	45	51
Unum Group, 5.625%, 9/15/20	35	40
Unum Group, 5.75%, 8/15/42	55	60
		3,397

Real Estate Investment Trusts 0.5%

Camden Property Trust, 2.95%, 12/15/22	75	72
DDR, 3.375%, 5/15/23	615	593

Emaar Sukuk, 8.50%, 8/3/16	200	229
Greentown China Holdings, 8.50%, 2/4/18	200	210
Highwoods Realty, 3.625%, 1/15/23	105	102
Kilroy Realty, 4.80%, 7/15/18	75	83
Kilroy Realty, 6.625%, 6/1/20	65	77
Reckson Operating Partnership, 6.00%, 3/31/16	60	66
Regency Centers, 6.00%, 6/15/20	80	93
WEA Finance, 3.375%, 10/3/22 (1)	95	96
		1,621
Total Financial Institutions		22,826
INDUSTRIAL 15.0%		
Basic Industry 0.8%		
Ashland, 4.75%, 8/15/22 (1)	75	77
Carpenter Technology, 4.45%, 3/1/23	155	158
Carpenter Technology, 5.20%, 7/15/21	145	155
Celanese U.S. Holdings, 4.625%, 11/15/22	75	77
Clariant Finance Luxembourg, 5.625%, 1/24/17 (EUR)	100	146
Foresight Energy, 9.625%, 8/15/17 (1)	325	353
Momentive Performance, 8.875%, 10/15/20	400	430
Rock-Tenn, 4.00%, 3/1/23	535	540
Rock-Tenn, 4.90%, 3/1/22	85	92
Vale, 3.75%, 1/10/23 (EUR)	100	138
Vale Overseas Limited, 4.375%, 1/11/22	70	70
Vale Overseas Limited, 6.875%, 11/10/39	85	92
		2,328
Capital Goods 1.3%		
Ardagh Packing Finance, 7.375%, 10/15/17 (1)	250	271
Case New Holland, 7.875%, 12/1/17	250	294

CEMEX, 5.875%, 3/25/19 (1)	200	199
CEMEX Finance, 9.50%, 12/14/16 (1)	100	107
CNH Capital, 3.875%, 11/1/15	175	178
Grupo Cementos Chihuahua, 8.125%, 2/8/20 (1)	200	216
Holcim, 6.00%, 12/30/19 (1)	135	157
Kratos Defense & Security Solutions, 10.00%, 6/1/17	550	602
Metalloinvest Finance, 6.50%, 7/21/16	200	211
Mohawk Industries, 3.85%, 2/1/23	715	724
Nortek, 8.50%, 4/15/21	325	355
Odebrecht Finance, 8.25%, 4/25/18 (BRL)(1)	300	145
Owens Corning, 4.20%, 12/15/22	75	77
Plastipak, 10.625%, 8/15/19 (1)	75	84
Voto-Votorantim, 5.25%, 4/28/17 (EUR)(1)	50	72
Voto-Votorantim, 5.25%, 4/28/17 (EUR)	125	181
		3,873

Communications 5.5%

Altice Finco, 9.875%, 12/15/20 (1)	200	230
America Movil, 6.45%, 12/5/22 (MXN)	2,000	160
American Tower, 4.70%, 3/15/22	2,075	2,218
American Tower, 7.25%, 5/15/19	160	197
Ameritech Capital Funding, 6.55%, 1/15/28	65	74
British Sky Broadcasting, 3.125%, 11/26/22 (1)	50	49
British Sky Broadcasting, 9.50%, 11/15/18 (1)	135	182
British Telecommunications, 6.50%, 7/7/15 (EUR)	50	73
C C Holdings, 3.849%, 4/15/23 (1)	4,150	4,153
Cequel Communications, 6.375%, 9/15/20 (1)	450	470
Comcast, 2.85%, 1/15/23	55	54
Comcast, 3.125%, 7/15/22	80	82
Cox Communications, 3.25%, 12/15/22 (1)	610	607

Crown Castle Towers, 6.113%, 1/15/40 (1)	207	253
Deutsche Telekom International Finance, 4.25%, 3/16/20 (EUR)	100	151
DIRECTV Holdings, 5.875%, 10/1/19	85	100
Eileme 2, 11.625%, 1/31/20 (1)	200	237
Eutelsat, 4.125%, 3/27/17 (EUR)	100	144
GTP Acquisition Partners, 2.364%, 5/15/43 (1)	735	726
GTP Acquisition Partners, 4.347%, 6/15/41 (1)	40	42
Interpublic Group of Companies, 3.75%, 2/15/23	45	44
Interpublic Group of Companies, 4.00%, 3/15/22	45	45
Interpublic Group of Companies, 10.00%, 7/15/17	45	47
Koninklijke, 4.75%, 1/17/17 (EUR)	50	73
NBC Universal, 5.15%, 4/30/20	130	153
SBA Communications, 8.25%, 8/15/19	32	35
SBA Tower Trust, 2.933%, 12/15/42 (1)	85	88
SBA Tower Trust, 3.598%, 4/15/43 (1)	1,180	1,166
SBA Tower Trust, 4.254%, 4/15/40 (1)	160	169
Sprint Nextel, 9.00%, 11/15/18 (1)	750	909
TDC, 3.50%, 2/23/15 (EUR)	100	136
Telecom Italia, 5.25%, 2/10/22 (EUR)	50	68
Telecom Italia, 6.125%, 12/14/18 (EUR)	100	146
Telecom Italia Capital, 5.25%, 11/15/13	165	168
Telefonica Emisiones, 3.192%, 4/27/18	715	718
Telefonica Emisiones, 3.661%, 9/18/17 (EUR)	150	205
Telefonica Emisiones, 4.797%, 2/21/18 (EUR)	100	144
Univision Communications, 7.875%, 11/1/20 (1)	525	575
UPCB Finance, 7.25%, 11/15/21 (1)	500	560
VimpelCom Holdings, 9.00%, 2/13/18 (RUB)(1)	5,000	160
Vivendi, 2.50%, 1/15/20 (EUR)	100	132

WPP Finance 2010, 4.75%, 11/21/21	135	145
		16,088

Consumer Cyclical 2.7%

BR Properties, 9.00%, 10/29/49 (1)	100	107
Brinker International, 2.60%, 5/15/18	60	60
Brinker International, 3.875%, 5/15/23	250	246
Claire's Stores, 9.00%, 3/15/19 (1)	550	620
Country Garden Holdings, 11.125%, 2/23/18 (1)	200	225
Delphi, 5.00%, 2/15/23	400	425
Experian Finance, 4.75%, 2/4/20 (EUR)	110	167
FCE Bank, 2.875%, 10/3/17 (EUR)	100	137
Ford Motor Credit, 5.00%, 5/15/18	600	663
Ford Motor Credit, 5.75%, 2/1/21	400	454
Graton Economic Development Authority, 9.625%, 9/1/19 (1)	750	853
Host Hotels & Resorts, 3.75%, 10/15/23	205	202
KWG Property Holdings, 12.50%, 8/18/17	150	168
Lottomatica, 5.375%, 12/5/16 (EUR)	150	218
Manpower, 4.50%, 6/22/18 (EUR)	150	214
MDC Holdings, 5.625%, 2/1/20	85	93
MGM Mirage, 6.75%, 10/1/20 (1)	200	218
NVR, 3.95%, 9/15/22	730	728
QVC, 4.375%, 3/15/23 (1)	665	669
RCI Banque, 4.25%, 4/27/17 (EUR)	140	196
RCI Banque, 4.375%, 1/27/15 (EUR)	83	113
RCI Banque, 4.60%, 4/12/16 (1)	80	84
Rentokil Initial, 3.375%, 9/24/19 (EUR)	100	136
Schaeffler Finance, 8.50%, 2/15/19 (1)	500	568
Valeo, 4.875%, 5/11/18 (EUR)	100	148

Volkswagen Leasing, 3.25%, 5/10/18 (EUR)	100	142
		7,854
Consumer Non-Cyclical 1.8%		
AbbVie, 2.90%, 11/6/22 (1)	70	69
Avon, 4.60%, 3/15/20	15	16
Avon, 5.00%, 3/15/23	730	766
BAT Holdings, 4.875%, 2/24/21 (EUR)	100	157
Carrefour, 5.375%, 6/12/15 (EUR)	50	71
Casino Guichard Perrachon, 3.994%, 3/9/20 (EUR)	100	144
Casino Guichard Perrachon, 4.481%, 11/12/18 (EUR)	100	147
Central Garden & Pet, 8.25%, 3/1/18	150	156
Community Health Systems, 8.00%, 11/15/19	300	330
ConAgra Foods, 4.95%, 8/15/20 (1)	75	84
Controladora Mabe, 7.875%, 10/28/19	100	115
Corp Lindley, 4.625%, 4/12/23 (1)	80	80
Del Monte, 7.625%, 2/15/19	450	467
Delhaize Group, 3.125%, 2/27/20 (EUR)	100	135
Delhaize Group, 6.50%, 6/15/17	95	109
HCA, 7.50%, 2/15/22	375	438
Heineken, 3.50%, 3/19/24 (EUR)	100	141
Imperial Tobacco Finance, 3.50%, 2/11/23 (1)	200	200
Imperial Tobacco Finance, 4.50%, 7/5/18 (EUR)	100	149
Imperial Tobacco Finance, 8.375%, 2/17/16 (EUR)	50	78
Lifepoint Hospitals, 6.625%, 10/1/20	300	330
Merck Financial Services, 3.375%, 3/24/15 (EUR)	75	102
Minerva Luxembourg, 7.75%, 1/31/23 (1)	200	206
Mondelez International, 6.25%, 3/20/15 (EUR)	100	142
Pernod-Ricard, 4.875%, 3/18/16 (EUR)	50	72
Pernod-Ricard, 5.00%, 3/15/17 (EUR)	100	147

Reynolds American, 3.25%, 11/1/22	80	78
Tyson Foods, 4.50%, 6/15/22	110	118
Viterra, 5.95%, 8/1/20 (1)	70	77
Whirlpool, 4.70%, 6/1/22	140	151
		5,275
Energy 1.4%		
Afren, 11.50%, 2/1/16	200	236
Bill Barrett, 7.00%, 10/15/22	300	313
BP Capital Markets, 3.83%, 10/6/17 (EUR)	100	145
Concho Resources, 5.50%, 4/1/23	300	307
Eni, 3.50%, 1/29/18 (EUR)	150	214
EQT, 4.875%, 11/15/21	150	159
Exterran Holdings, 7.25%, 12/1/18	1,000	1,070
GeoPark Latin America - Chile, 7.50%, 2/11/20 (1)	200	206
Murphy Oil, 4.00%, 6/1/22	65	65
Nabors Industries, 4.625%, 9/15/21	60	62
Nabors Industries, 9.25%, 1/15/19	115	146
Noble Energy, 6.00%, 3/1/41	70	83
Novatek Finance, 7.75%, 2/21/17 (RUB)(1)	5,000	157
Origin Energy Finance, 2.875%, 10/11/19 (EUR)	100	135
Petrohawk Energy, 7.25%, 8/15/18	60	67
Pioneer Natural Resources, 3.95%, 7/15/22	80	83
Range Resources, 5.00%, 8/15/22	75	76
Repsol International Finance, 4.375%, 2/20/18 (EUR)	100	143
Repsol International Finance, 4.75%, 2/16/17 (EUR)	75	108
Rowan Companies, 5.00%, 9/1/17	50	55
Rowan Companies, 7.875%, 8/1/19	60	74
SESI, 7.125%, 12/15/21	65	73
Talisman Energy, 3.75%, 2/1/21	45	46

Transocean, 2.50%, 10/15/17	45	45
Transocean, 5.05%, 12/15/16	60	66
Weatherford International, 9.625%, 3/1/19	75	98
		4,232
Industrial Other 0.3%		
General Cable, 5.75%, 10/1/22 (1)	325	335
Nord Anglia Education UK, 10.25%, 4/1/17 (1)	400	450
Red Carreteras Occide, 9.00%, 6/10/28 (MXN) (1)	2,000	155
Valmont Industries, 6.625%, 4/20/20	75	87
		1,027
Technology 0.3%		
Arrow Electronics, 3.00%, 3/1/18	20	20
CommScope, 8.25%, 1/15/19 (1)	300	328
Fiserv, 3.50%, 10/1/22	105	104
Motorola Solutions, 3.50%, 3/1/23	70	69
Nuance Communications, 5.375%, 8/15/20 (1)	300	305
Verisk Analytics, 5.80%, 5/1/21	60	68
		894
Transportation 0.9%		
American Airlines, 4.00%, 1/15/27 (1)	90	90
Atlantia, 4.50%, 2/8/19 (EUR)	100	145
Autoroutes du Sud de la France, 7.375%, 3/20/19 (EUR)	100	171
Continental Airlines, 4.15%, 10/11/25	25	26
Continental Airlines, 4.75%, 7/12/22	28	30
Continental Airlines, 6.75%, 9/15/15 (1)	533	557
Continental Airlines, 7.25%, 5/10/21	47	55
Continental Airlines, 9.00%, 1/8/18	21	24
Delta Air Lines, 5.30%, 10/15/20	16	18

Delta Air Lines, 7.75%, 6/17/21	35	41
Delta Air Lines, ETC, 4.95%, 5/23/19	21	22
ERAC USA Finance, 3.30%, 10/15/22 (1)	15	15
ERAC USA Finance, 4.50%, 8/16/21 (1)	35	38
ERAC USA Finance, 5.25%, 10/1/20 (1)	100	115
Heathrow Funding, 4.60%, 2/15/20 (EUR)	150	221
Heathrow Funding, 4.875%, 7/15/23 (1)	140	154
Kansas City Southern de Mexico, 6.125%, 6/15/21	8	9
Southwest Airlines, 5.125%, 3/1/17	75	83
Union Pacific, 4.75%, 9/15/41	115	123
US Airways, 3.95%, 5/15/27	495	495
US Airways, 4.625%, 12/3/26	30	31
US Airways, 6.25%, 10/22/24	44	48
		2,511
Total Industrial		44,082

UTILITY 3.1%

Electric 2.0%

Allegheny Energy Supply, 6.75%, 10/15/39 (1)	110	123
Appalachian Power, 6.375%, 4/1/36	80	99
Calpine, 7.875%, 7/31/20 (1)	315	346
CMS Energy, 6.25%, 2/1/20	70	84
Constellation Energy, 5.15%, 12/1/20	135	152
Dolphin Subsidiary, 7.25%, 10/15/21	1,000	1,080
DTEK Finance, 7.875%, 4/4/18 (1)	200	199
DTEK Finance, 9.50%, 4/28/15	100	105
E-CL, 5.625%, 1/15/21 (1)	100	111
E.ON International Finance, 5.50%, 1/19/16 (EUR)	175	255
Enel, 5.25%, 1/14/15 (EUR)	70	97

Enel Finance International, 4.00%, 9/14/16 (EUR)	75	105
Enel Finance International, 5.125%, 10/7/19 (1)	190	206
Exelon Generation, 6.25%, 10/1/39	50	57
FirstEnergy, 2.75%, 3/15/18	300	300
FirstEnergy, 4.25%, 3/15/23	300	296
Iberdola Finanzas, 4.625%, 4/7/17 (EUR)	100	143
IPALCO Enterprises, 5.00%, 5/1/18	45	48
Mexico Generadora de Ene, 5.50%, 12/6/32 (1)	200	202
NV Energy, 6.25%, 11/15/20	40	49
PPL Capital Funding, 3.40%, 6/1/23	635	621
PPL Capital Funding, 3.50%, 12/1/22	340	339
Rushydro Finance, 7.875%, 10/28/15 (RUB)	19,500	612
RWE Finance, 6.625%, 1/31/19 (EUR)	100	165
		5,794
Natural Gas 1.0%		
AmeriGas Finance, 7.00%, 5/20/22	275	298
Boardwalk Pipelines, 3.375%, 2/1/23	165	158
Boardwalk Pipelines, 5.75%, 9/15/19	125	143
Centrica, 7.125%, 12/9/13 (EUR)	50	67
DCP Midstream Operating, 3.25%, 10/1/15	75	78
DCP Midstream Operating, 3.875%, 3/15/23	645	630
Enbridge Energy Partners, 5.50%, 9/15/40	50	52
Energy Transfer Partners, 5.20%, 2/1/22	135	149
Enogex, 6.25%, 3/15/20 (1)	55	61
Enterprise Products Operations, 5.95%, 2/1/41	105	121
Gas Natural Capital Markets, 4.125%, 1/26/18 (EUR)	100	141
Gas Natural Capital Markets, 5.25%, 7/9/14 (EUR)	50	68
GDF Suez, 5.625%, 1/18/16 (EUR)	100	146
Kinder Morgan Finance, 5.70%, 1/5/16	75	82

Magellan Midstream Partners, 4.25%, 2/1/21	15	16
Magellan Midstream Partners, 6.55%, 7/15/19	75	92
National Grid, 5.00%, 7/2/18 (EUR)	80	123
NiSource Finance, 6.25%, 12/15/40	45	53
Snam, 5.00%, 1/18/19 (EUR)	150	223
Suburban Propane Partners, 7.375%, 8/1/21	50	54
Western Gas Partners, 4.00%, 7/1/22	90	92
Williams Companies, 3.70%, 1/15/23	60	58
Williams Partners, 4.125%, 11/15/20	65	69
Williams Partners, 6.30%, 4/15/40	80	93
		3,067
Other Utility 0.1%		
Severn Trent Water Utilities, 5.25%, 3/11/16 (EUR)	75	109
Veolia Environnement, 5.125%, 5/24/22 (EUR)	150	234
		343
Total Utility		9,204
Total Corporate Bonds (Cost $73,038)		76,112
ASSET-BACKED SECURITIES 2.4%		
Car Loan 1.0%		
Ally Auto Receivables Trust Series 2009-B, Class C 4.06%, 5/16/16 (1)	380	386
AmeriCredit Automobile Receivables Trust Series 2010-2, Class B 2.73%, 3/9/15	32	32
AmeriCredit Automobile Receivables Trust Series 2012-1, Class C 2.67%, 1/8/18	50	52

AmeriCredit Automobile Receivables Trust Series 2012-4, Class C 1.93%, 8/8/18	110	110
AmeriCredit Automobile Receivables Trust Series 2012-5, Class C 1.69%, 11/8/18	75	75
Avis Budget Rental Car Funding Series 2013-1A, Class A 1.92%, 9/20/19 (1)	495	495
Capital Auto Receivables Asset Trust Series 2013-1, Class B 1.29%, 4/20/18	35	35
Capital Auto Receivables Asset Trust Series 2013-1, Class C 1.74%, 10/22/18	40	40
CarMax Auto Owner Trust Series 2010-1, Class B 3.75%, 12/15/15	45	46
CarMax Auto Owner Trust Series 2010-1, Class C 4.88%, 8/15/16	30	31
CarMax Auto Owner Trust Series 2010-2, Class C 5.18%, 12/15/16	190	198
Ford Credit Auto Owner Trust Series 2009-D, Class D 8.14%, 2/15/16 (1)	250	260
Ford Credit Auto Owner Trust Series 2012-D, Class C 1.23%, 8/15/18	125	125
Huntington Auto Trust Series 2011-1A, Class C 2.53%, 3/15/17 (1)	205	209
Motor Series 2012-A, Class A1C 1.286%, 2/25/20 (1)	250	251
Smart Trust Australia Series 2011-2USA, Class A4A 2.31%, 4/14/17 (1)	155	159

Smart Trust Australia Series 2012-4US, Class A4A 1.25%, 8/14/18	190	191
Smart Trust Australia Series 2013-1US, Class A4A 1.05%, 10/14/18	100	100
Smart Trust Australia Series 2013-2US, Class A4A 1.18%, 2/14/19	145	144
		2,939
Credit Card 0.3%		
American Express Credit Account Master Trust Series 2012-5, Class C 1.07%, 5/15/18 (1)	115	115
Nordstrom Private Label Credit Card Master Trust Series 2011-1A, Class A 2.28%, 11/15/19 (1)	590	610
World Financial Network Credit Card Master Trust Series 2010-A, Class A 3.96%, 4/15/19	210	224
		949
Other Asset-Backed Securities 0.8%		
CKE Restaurants Series 2013-1A, Class A2 4.474%, 3/20/43 (1)	1,020	1,067
Holmes Master Issuer Series 2012-1A, Class A2, CMO, VR 1.927%, 10/15/54 (1)	400	407
Holmes Master Issuer Series 2012-3A, Class B1, CMO, VR 2.477%, 10/15/54 (1)	300	310
Sierra Receivables Funding Series 2013-1A, Class A 1.59%, 11/20/29 (1)	597	594
		2,378

Whole Business 0.3%

Domino's Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (1)	741	822
		822
Total Asset-Backed Securities (Cost $6,930)		7,088

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 4.9%

Collateralized Mortgage Obligations 2.2%

Adjustable Rate Mortgage Trust Series 2005-8, Class 7A31, CMO, ARM 0.433%, 11/25/35	75	76
Bank of America Funding Series 2005-A, Class 5A1, CMO, ARM 0.498%, 2/20/35	71	69
Bank of America Mortgage Securities Series 2005-B, Class 2A1, CMO, ARM 2.85%, 3/25/35	187	180
Bear Stearns ALT-A Trust Series 2006-1, Class 11A1, CMO, ARM 0.673%, 2/25/36	764	600
Credit Suisse Mortgage Capital Certificates Series 2010-1R, Class 12A1, CMO, ARM 3.319%, 3/27/36 (1)	20	20
Credit Suisse Mortgage Capital Certificates Series 2010-1R, Class 42A1, CMO 5.00%, 10/27/36 (1)	22	23
GMAC Mortgage Corporation Loan Trust Series 2005-AR3, Class 5A1, CMO, ARM 5.198%, 6/19/35	238	241
Greenpoint Mortgage Funding Trust Series 2005-AR1, Class A1, CMO, ARM 0.433%, 6/25/45	904	700

Harborview Mortgage Loan Trust Series 2005-2, Class 2A1A, CMO, ARM 0.418%, 5/19/35	386	331
Harborview Mortgage Loan Trust Series 2006-9, Class 2A1A, CMO, ARM 0.408%, 11/19/36	924	754
IndyMac Index Mortgage Loan Trust Series 2005-AR18, Class 2A1B, CMO, ARM 0.973%, 10/25/36	1,170	985
JPMorgan Alternative Loan Trust Series 2007-A2, Class 12A3, CMO, ARM 0.383%, 6/25/37	215	194
JPMorgan Mortgage Trust Series 2005-ALT1, Class 1A1, CMO, ARM 0.493%, 10/25/35	568	439
Sequoia Mortgage Trust Series 2010-H1, Class A1, CMO, ARM 3.75%, 2/25/40	7	7
Sequoia Mortgage Trust Series 2013-6, Class A1, CMO, ARM 2.50%, 5/25/43	444	442
Sequoia Mortgage Trust Series 2013-7, Class A2, CMO, ARM 3.00%, 6/25/43	215	213
SunTrust Adjustable Rate Mortgage Loan Series 2007-2, Class 5A1, CMO, ARM 5.677%, 4/25/37	680	630
WaMu Mortgage PTC Series 2005-AR11, Class A1C3, CMO, ARM 0.703%, 8/25/45	422	350
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 2.936%, 9/25/35	43	43
WaMu Mortgage PTC Series 2005-AR13, Class A1A1, CMO, ARM 0.483%, 10/25/45	40	37
WaMu Mortgage PTC Series 2005-AR13, Class A1A3, CMO, ARM 0.973%, 10/25/45	72	71

Wells Fargo Mortgage Backed Securities Trust Series 2006-2, Class 2A1, CMO, ARM 0.893%, 3/25/36	201	165
		6,570

Commercial Mortgage Backed Securities 0.8%

Banc of America Commercial Mortgage Series 2007-1, Class AAB 5.422%, 1/15/49	424	439
FREMF Mortgage Trust Series 2012-K22, Class B, ARM 3.687%, 8/25/45 (1)	205	202
FREMF Mortgage Trust Series 2012-K23, Class B, ARM 3.656%, 10/25/45 (1)	370	367
FREMF Mortgage Trust Series 2012-K711, Class B, ARM 3.562%, 8/25/45 (1)	315	320
FREMF Mortgage Trust Series 2013-K24, Class B, ARM 3.502%, 11/25/45 (1)	125	122
FREMF Mortgage Trust Series 2013-K26, Class B, ARM 3.723%, 12/25/45 (1)	200	197
FREMF Mortgage Trust Series 2013-K712, Class B, ARM 3.367%, 5/25/45 (1)	155	156
Greenwich Capital Commercial Funding Series 2005-GG3, Class AAB 4.619%, 8/10/42	43	44
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AM, ARM 6.152%, 4/15/41	70	81
Merrill Lynch Mortgage Trust Series 2006-C2, Class AM, ARM 5.782%, 8/12/43	265	293
		2,221

Wells Fargo Home Loan Equity Trust Series 2006-3, Class A2, ARM 0.343%, 1/25/37	437	409
		5,634
Total Non-U.S. Government Mortgage-Backed Securities (Cost $13,912)		14,425

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 9.3%

U.S. Government Agency Obligations 5.5% (2)

Federal Home Loan Mortgage		
4.00%, 10/1/40 - 12/1/41	1,031	1,103
4.50%, 10/1/39 - 9/1/40	217	231
5.00%, 11/1/36 - 8/1/40	360	391
5.50%, 10/1/38	52	56
Federal National Mortgage Assn.		
3.00%, 10/1/42	1,287	1,296
4.00%, 1/1/41 - 5/1/42	2,710	2,864
4.50%, 6/1/39 - 12/1/41	1,789	1,912
5.00%, 7/1/33 - 6/1/40	2,579	2,804
5.50%, 4/1/35 - 1/1/39	3,513	3,824
6.00%, 4/1/35 - 10/1/38	1,168	1,281
6.50%, 9/1/36 - 8/1/37	300	336
		16,098

U.S. Government Obligations 3.8%

Government National Mortgage Assn.		
2.50%, 5/20/27 - 2/20/43	1,324	1,315
3.00%, 6/20 - 7/20/27	574	602
Government National Mortgage Assn., CMO, IO		
4.00%, 2/20/43	342	71

4.50%, 11/20/37 - 12/20/39	1,424	206
Government National Mortgage Assn., TBA		
3.00%, 1/1/43	4,340	4,424
3.50%, 1/1/42	4,220	4,428
		11,046
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $27,086)		27,144

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 4.5%

U.S. Government Agency Obligations 1.0% (2)

Federal National Mortgage Assn., 0.875%, 10/26/17	2,800	2,782
Federal National Mortgage Assn., 2.75%, 2/5/14	250	254
		3,036

U.S. Treasury Obligations 3.5%

U.S. Treasury Notes, 0.875%, 2/28/17 (3)	1,950	1,961
U.S. Treasury Notes, 1.50%, 7/31/16	500	515
U.S. Treasury Notes, 1.625%, 8/15/22	7,750	7,488
U.S. Treasury Notes, 2.125%, 8/15/21	105	108
U.S. Treasury Notes, 2.625%, 8/15/20	200	214
		10,286
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $13,465)		13,322

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 15.1%

Government Guaranteed 0.0%

Instituto de Credito Oficial, 4.625%, 1/31/17 (EUR)	100	137
		137

Owned No Guarantee 1.1%

Bono Banco Central Chile, Inflation-Indexed 3.00%, 2/1/16 (CLP)	389,061	776
CEZ, 6.00%, 7/18/14 (EUR)	50	69
CNOOC Finance 2011, 5.75%, 1/26/41 (1)	200	235
Codelco, 3.75%, 11/4/20 (1)	100	103
Codelco, 7.50%, 1/15/19 (1)	100	125
Export-Import Bank of Korea, 4.625%, 2/20/17 (EUR)	50	72
GAZ Capital, 5.364%, 10/31/14 (EUR)	50	69
GAZ Capital, 6.605%, 2/13/18 (EUR)	125	190
IPIC GMTN, 5.875%, 3/14/21 (EUR)	100	158
Israel Electric, 9.375%, 1/28/20	200	249
Pemex Project Funding Master Trust, 6.375%, 8/5/16 (EUR)	160	238
Petrobras International Finance, 4.875%, 3/7/18 (EUR)	150	218
Petroleos de Venezuela, 5.00%, 10/28/15	164	151
Petroleos de Venezuela, 5.125%, 10/28/16	59	52
Petroleos de Venezuela, 5.25%, 4/12/17	175	150
Petroleos de Venezuela, 8.50%, 11/2/17	229	217
Petroleos Mexicanos, 5.50%, 6/27/44	65	64
		3,136

Sovereign 0.8%

Dominican Republic, 5.875%, 4/18/24 (1)	100	103
Government of Bermuda, 4.138%, 1/3/23 (1)	200	207
Government of Jamaica, 10.625%, 6/20/17	80	90
Government of Ukraine, 7.80%, 11/28/22 (1)	200	203
Government of Ukraine, 9.25%, 7/24/17 (1)	200	216
Government of Ukraine, 9.25%, 7/24/17	200	216
Republic of Croatia, 5.50%, 4/4/23 (1)	200	205
Republic of Iceland, 4.875%, 6/16/16 (1)	100	106

Republic of Ivory Coast, VR, 5.75%, 12/31/32	100	94
Republic of Serbia, 5.25%, 11/21/17 (1)	200	205
Republic of Turkey, 6.00%, 1/14/41	400	461
United Republic of Tanzania, VR, 6.45%, 3/8/20	200	207
		2,313

Treasuries 13.2%

Brazil Notas do Tesouro Nacional, 10.00%, 1/1/14 (BRL)	1,769	830
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/15 (BRL)	335	158
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/17 (BRL)	9,371	4,402
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21 (BRL)	459	211
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/23 (BRL)	724	330
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 5/15/15 (BRL)	2,985	3,331
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 8/15/16 (BRL)	310	351
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 5/15/17 (BRL)	306	349
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 8/15/20 (BRL)	421	491
Federal Republic of Nigeria, 0.00%, 8/1/13 (NGN)	35,400	219
Federal Republic of Nigeria, 0.00%, 8/8/13 (NGN)	25,184	156
Federal Republic of Nigeria, 0.00%, 8/22/13 (NGN)	43,400	267
Government of Malaysia, 3.892%, 3/15/27 (MYR)	2,246	756
Government of Romania, 5.80%, 10/26/15 (RON)	680	207
Government of Romania, 5.90%, 7/26/17 (RON)	4,030	1,243
Italy Buoni Poliennali Del Tesoro, 3.50%, 11/1/17 (EUR)	1,755	2,340
Italy Buoni Poliennali Del Tesoro, 4.75%, 5/1/17 (EUR)	225	314
Kingdom of Thailand, 3.625%, 6/16/23 (THB)	23,177	775
Kingdom of Thailand, Inflation-Indexed, 1.20%, 7/14/21 (THB)	7,220	242
Mexican Udibonos, Inflation-Indexed, 2.50%, 12/10/20 (MXN)	9,106	759

Mexican Udibonos, Inflation-Indexed, 3.50%, 12/14/17 (MXN)	6,277	547
Mexican Udibonos, Inflation-Indexed, 4.00%, 6/13/19 (MXN)	2,625	237
Nigeria Treasury Bond, 15.10%, 4/27/17 (NGN)	41,687	288
Nigeria Treasury Bond, 16.39%, 1/27/22 (NGN)	43,146	340
Republic of Chile, 5.50%, 8/5/20 (CLP)	68,000	144
Republic of Colombia, 9.85%, 6/28/27 (COP)	300,000	227
Republic of Hungary, 5.50%, 2/12/16 (HUF)	170,340	766
Republic of Hungary, 6.50%, 6/24/19 (HUF)	118,740	558
Republic of Indonesia, 6.375%, 4/15/42 (IDR)	2,741,000	261
Republic of Indonesia, 7.00%, 5/15/22 (IDR)	1,571,000	173
Republic of Indonesia, 11.00%, 9/15/25 (IDR)	6,191,000	884
Republic of Peru, 6.90%, 8/12/37 (PEN)	225	93
Republic of Peru, 6.95%, 8/12/31 (PEN)(1)	398	168
Republic of Peru, 6.95%, 8/12/31 (PEN)	630	262
Republic of Peru, 7.84%, 8/12/20 (PEN)(1)	355	154
Republic of Philippines, 6.25%, 1/14/36 (PHP)	10,000	297
Republic of Poland, 5.50%, 10/25/19 (PLN)	4,022	1,380
Republic of Poland, 5.75%, 4/25/14 (PLN)	397	124
Republic of Poland, 5.75%, 4/25/29 (PLN)	1,282	479
Republic of South Africa, 6.50%, 2/28/41 (ZAR)	10,808	843
Republic of South Africa, 6.75%, 3/31/21 (ZAR)	1,500	148
Republic of South Africa, 7.00%, 2/28/31 (ZAR)	5,590	496
Republic of South Africa, 7.75%, 2/28/23 (ZAR)	1,198	124
Republic of South Africa, 8.25%, 9/15/17 (ZAR)	5,356	570
Republic of South Africa, 10.50%, 12/21/26 (ZAR)	3,200	395
Republic of South Africa, Inflation-Indexed 2.75%, 1/31/22 (ZAR)	1,507	178
Republic of South Africa, Inflation-Indexed 5.50%, 12/7/23 (ZAR)	400	59
Republic of Sri Lanka, 0.00%, 3/7/14 (LKR)	7,000	51

Transportation 0.2%		
Continental Airlines, 4.50%, 1/15/15	349	637
		637
Total Convertible Bonds (Cost $2,764)		3,498
CONVERTIBLE PREFERRED STOCKS 0.9%		
Banking 0.1%		
Bank of America	—	267
		267
Capital Goods 0.4%		
United Technologies	23	1,366
		1,366
Consumer Cyclical 0.1%		
General Motors	3	168
		168
Energy 0.2%		
Apache	11	525
		525
Financial Other 0.1%		
AMG Capital Trust I	6	370
		370
Total Convertible Preferred Stocks (Cost $2,423)		2,696
BOND MUTUAL FUNDS 21.6%		
T. Rowe Price Institutional Emerging Markets Bond Fund, 3.98% (4)(5)	1,509	14,241
T. Rowe Price Institutional Floating Rate Fund, 3.71% (4)(5)	4,397	45,241

T. Rowe Price Institutional High Yield Fund, 4.66% (4)(5)	392	3,930
Total Bond Mutual Funds (Cost $60,528)		63,412

SHORT-TERM INVESTMENTS 16.5%

Money Market Funds 16.5%

T. Rowe Price Reserve Investment Fund, 0.06% (4)(6)	48,384	48,384
Total Short-Term Investments (Cost $48,384)		48,384
Total Investments in Securities		
102.3% of Net Assets (Cost $294,245)		**$ 300,517**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $33,452 and represents 11.4% of net assets.

(2) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

(3) At May 31, 2013, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(4) Affiliated Companies

(5) SEC 30-day yield

(6) Seven-day yield

ARM Adjustable Rate Mortgage

BRL Brazilian Real

CHF Swiss Franc

CLP Chilean Peso

CMO Collateralized Mortgage Obligation

COP Colombian Peso

ETC Equipment Trust Certificate

EUR Euro

GBP British Pound

HUF Hungarian Forint

IDR Indonesian Rupiah

INR Indian Rupee

IO Interest Only security for which the fund receives interest on notional principal

JPY Japanese Yen

KRW South Korean Won

LKR Sri Lankan Rupee

MXN Mexican Peso

MYR Malaysian Ringgit

Forward Currency Exchange Contracts

(Amounts in 000s)

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Bank of America Merrill Lynch	8/16/13	HUF	43,412	USD	192	(4)
Bank of America Merrill Lynch	8/16/13	THB	40,117	USD	1,361	(41)
Bank of America Merrill Lynch	8/16/13	USD	432	CHF	413	—
Barclays Bank	7/15/13	KRW	490,673	USD	432	1
Barclays Bank	8/16/13	ZAR	4,528	USD	461	(16)
Citibank	8/6/13	USD	5,229	EUR	4,000	28
Citibank	8/16/13	USD	540	EUR	416	(1)
Citibank	8/16/13	USD	432	JPY	43,941	(6)
Credit Suisse	8/16/13	BRL	1,750	USD	843	(37)
Credit Suisse	8/16/13	CLP	274,664	USD	554	(11)
Credit Suisse	8/16/13	MXN	24	USD	2	—
Credit Suisse	8/16/13	PHP	1,203	USD	30	(1)
Credit Suisse	8/16/13	USD	842	COP	1,585,575	15
Credit Suisse	8/16/13	USD	216	GBP	141	2
Credit Suisse	8/16/13	USD	372	PEN	1,002	9
Deutsche Bank	6/24/13	USD	20,267	EUR	15,762	(222)
Deutsche Bank	8/6/13	USD	2,811	EUR	2,135	35
Deutsche Bank	8/16/13	PLN	5,122	USD	1,590	(40)
Goldman Sachs	7/12/13	INR	93,165	USD	1,683	(46)
Goldman Sachs	7/15/13	USD	512	RUB	16,389	3
Goldman Sachs	8/16/13	USD	6,890	BRL	14,000	442
Goldman Sachs	8/16/13	USD	479	TRY	873	17
HSBC Bank	6/18/13	MYR	9,064	USD	2,898	24
JPMorgan Chase	6/18/13	MYR	3,062	USD	989	(2)
JPMorgan Chase	6/18/13	USD	1,069	MYR	3,259	18
JPMorgan Chase	7/3/13	IDR	2,432,649	USD	247	1
JPMorgan Chase	7/3/13	IDR	819,168	USD	84	(1)
JPMorgan Chase	7/15/13	RON	84	USD	25	—
JPMorgan Chase	7/15/13	RON	414	USD	126	(4)
JPMorgan Chase	7/15/13	RUB	47,548	USD	1,510	(32)
JPMorgan Chase	7/15/13	USD	3,534	RUB	112,011	51
JPMorgan Chase	7/22/13	INR	5,890	USD	108	(4)
JPMorgan Chase	8/16/13	BRL	416	USD	203	(12)
JPMorgan Chase	8/16/13	MXN	5,868	USD	468	(11)
JPMorgan Chase	8/16/13	THB	22,438	USD	747	(9)
JPMorgan Chase	8/16/13	TRY	461	USD	247	(3)
JPMorgan Chase	8/16/13	USD	63	CLP	30,035	4
JPMorgan Chase	8/16/13	USD	615	HUF	139,154	10
JPMorgan Chase	8/16/13	USD	200	MXN	2,437	11
JPMorgan Chase	8/16/13	USD	105	PHP	4,390	1
JPMorgan Chase	8/16/13	USD	525	PLN	1,714	6

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $294,245)	$ 300,517
Interest and dividends receivable	2,186
Foreign currency (cost $1,211)	1,211
Unrealized gain on forward currency exchange contracts	777
Receivable for investment securities sold	666
Receivable for shares sold	248
Variation margin receivable on futures contracts	113
Unrealized gain on swaps	2
Other assets	40
Total assets	305,760
Liabilities	
Payable for investment securities purchased	10,278
Payable for shares redeemed	671
Unrealized loss on forward currency exchange contracts	605
Variation margin payable on futures contracts	106
Investment management fees payable	94
Due to affiliates	29
Swap premiums received	1
Other liabilities	152
Total liabilities	11,936
NET ASSETS	$ 293,824
Net Assets Consist of:	
Accumulated undistributed net realized gain	$ 5,428
Net unrealized gain	6,293
Paid-in capital applicable to 24,815,273 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	282,103
NET ASSETS	$ 293,824

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 5/31/13	5/31/12
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 9,873	$ 10,958
Net realized gain	8,155	6,048
Change in net unrealized gain / loss	3,750	(11,314)
Increase in net assets from operations	21,778	5,692
Distributions to shareholders		
Net investment income		
Investor Class	(10,273)	(11,131)
Advisor Class	(50)	(41)
Net realized gain		
Investor Class	(4,712)	(4,586)
Advisor Class	(24)	(18)
Decrease in net assets from distributions	(15,059)	(15,776)
Capital share transactions*		
Shares sold		
Investor Class	84,656	106,037
Advisor Class	1,514	483
Distributions reinvested		
Investor Class	11,982	11,996
Advisor Class	65	32
Shares redeemed		
Investor Class	(63,546)	(79,994)
Advisor Class	(814)	(188)
Increase in net assets from capital share transactions	33,857	38,366
Net Assets		
Increase during period	40,576	28,282
Beginning of period	253,248	224,966
End of period	**$ 293,824**	**$ 253,248**
Undistributed net investment income	–	33

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Strategic Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide high income and some capital appreciation. The fund has two classes of shares: the Strategic Income Fund original share class, referred to in this report as the Investor Class, offered since December 15, 2008, and the Strategic Income Fund–Advisor Class (Advisor Class), offered since December 15, 2008. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date.

Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument.

Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2013:

There were no material transfers between Levels 1 and 2 during the period.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2013, totaled $0 for the year ended May 31, 2013.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2013, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2013, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2013, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 16% and 19% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2013, the fund’s exposure to futures, based on underlying notional amounts, was generally between 17% and 24% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2013, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At May 31, 2013, approximately 17% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Noninvestment-Grade Debt Securities At May 31, 2013, approximately 33% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments During the year ended May 31, 2013, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Further, in accordance with the terms of the relevant agreements, counterparties to certain OTC instruments may be able to terminate the contracts prior to maturity upon the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies. For OTC instruments, collateral both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent. For exchange-traded instruments, margin posted by the fund is held by the broker. Cash posted by the fund as collateral or to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. As of May 31, 2013, no collateral had been posted by the fund to counterparties for covered OTC instruments. As of May 31, 2013, collateral pledged by counterparties to the fund for covered OTC instruments consisted of securities valued at $394,000. As of May 31, 2013, securities valued at $549,000 had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $129,927,000 and $111,129,000, respectively, for the year ended May 31, 2013. Purchases and sales of U.S. government securities aggregated $54,740,000 and $42,640,000, respectively, for the year ended May 31, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2013 and May 31, 2012, were characterized for tax purposes as follows:

At May 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from certain derivative contracts and the realization of gains/losses on certain open derivative contracts for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2013, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, expenses in the amount of $168,000 were repaid to Price Associates during the year ended May 31, 2013. Including these amounts, expenses previously reimbursed by Price Associates in the amount of $12,000 remain subject to repayment at May 31, 2013.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended May 31, 2013, expenses incurred pursuant to these service agreements were $205,000 for Price Associates; $128,000 for T. Rowe Price Services, Inc.; and $2,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to Price Associates. To ensure that the fund does not incur duplicate fees, Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the management fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended May 31, 2013, are as follows:

As of May 31, 2013, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 2,475,000 shares of the Investor Class, representing 10% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Strategic Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Strategic Income Fund, Inc. (the “Fund”) at May 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 16, 2013

Tax Information (Unaudited) for the Tax Year Ended 5/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $2,903,000 from short-term capital gains

  $2,196,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $93,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $93,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the three-year and since-inception periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor for the Investor Class and Advisor Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. After including reductions of the management fee that resulted from fee waivers and/or expenses paid by the Advisor pursuant to the expense limitations as well as reductions of the management fee that resulted from the fund’s investments in T. Rowe Price Institutional Funds, the information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds and that the total expense ratio (for the Investor Class and Advisor Class) was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[143]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Member of the Advisory Board, Deutsche
2008	Bank North America (2004 to present); Director, Under Armour
[143]	(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2008
[143]

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2008	Company (1987 to present); Director, Simon Property Group (2004
[143]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2008
[143]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2008	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[143]	General Growth Properties, Inc. (2010 to present); Director, Capital
Trust, Inc., a real estate investment company (2012 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[143]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2008	Chairman of the Board, Director, and President, T. Rowe Price
[143]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chairman
of the Board, Chief Executive Officer, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price,
(1970)	T. Rowe Price Group, Inc., and T. Rowe Price International
2010
[50]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Strategic Income Fund	Principal Occupation(s)

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Justin T. Gerbereux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc. and
Vice President	T. Rowe Price International

Ian D. Kelson (1956)	President-International Fixed Income, T. Rowe
Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

Martin G. Lee (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Paul M. Massaro, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Michael J. McGonigle (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore;
Secretary, T. Rowe Price Savings Bank

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David A. Tiberii, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,794,000 and $1,375,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Strategic Income Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 16, 2013